UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

__________________

April 24, 2017

Date of Report (Date of Earliest event reported)

SHARING SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-205310	30-0869786
(State or other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

930 S. 4th Street, Suite 150, Las Vegas, NV 89101
(Address of principal executive offices)

Registrant's telephone number, including area code:	714-203-6717

N/A
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.03  MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

Please see the disclosures set forth under Item 5.03 herein below.

ITEM 5.03  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGES IN FISCAL YEAR.

On April 24, 2017, Sharing Services, Inc., (the “Company”) filed with the Nevada Secretary of State Amended and Restated Articles of Incorporation (the “Amended Articles”), which became effective upon the filing date.  In summary, the Amended Articles (i) increase the number of authorized shares from 200,000,000 shares to 710,000,000 shares, consisting of 500,000,000 shares of Common Stock (Class A), 10,000,000 shares of Class B Common Stock and 200,000,000 shares of Preferred Stock; (ii) entitle the shares of Class B Common Stock the right to elect a majority of the Board of Directors, with the Common Stock (Class A) electing the remainder of the Directors; (iii) fix staggered terms for the Board of Directors;  and (iv) entitle the original holders of Series B Preferred Stock with the requirement that holders of 86% of the voting power of Series B Preferred Stock must approve certain actions of the Board of Directors.  The Amended Articles were adopted by a majority vote of the shareholders of the Company and its Board of Directors.  The foregoing description of the Amended Articles is a summary only and is qualified in its entirety by the full text of the Amended Articles, which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

On April 25, 2017, the Board of Directors of the Company adopted new bylaws of the Company.  A copy of the new bylaws is attached hereto as Exhibit 3.2.

ITEM 5.07  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On April 18, 2017, by written consent of the holder of 56.3% of the shares of the Company’s Common Stock entitled to vote, the Amended Articles were approved, ratified, and adopted by the Company’s shareholders.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)

Financial statements of business acquired. Not applicable.

(b)

Pro forma financial information. Not applicable.

(c)

Shell company transactions. Not Applicable.

(d)

Exhibits.

EXHIBIT	DESCRIPTION	LOCATION
3.1.1	Amended and Restated Articles of Incorporation filed with the Nevada Secretary of State on April 24, 2017.	Provided herewith
3.1.2	Certificate of Designations of Series A Preferred Stock filed with the Nevada Secretary of State on April 24, 2017.	Provided herewith
3.1.3	Certificate of Designations of Series B Preferred Stock filed with the Nevada Secretary of State on April 24, 2017.	Provided herewith
3.1.4	Certificate of Designations of Series C Preferred Stock filed with the Nevada Secretary of State on April 24, 2017.	Provided herewith
3.2.1	Bylaws dated April 25, 2017.	Provided herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2017 SHARING SERVICES, INC. By: /s/ Jordan Brock Name: Jordan Brock Title: Chief Executive Officer/President